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                                                                   Exhibit 99_17

                                      PROXY

                        CONVERTIBLE SECURITIES PORTFOLIO

                                       OF

                           THE TRAVELERS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 12, 2006

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Convertible Securities Portfolio of The Travelers Series Trust (the "Trust") hereby appoints Elizabeth M. Forget, Paul Cellupica and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby Lord Abbett Bond Debenture Portfolio, a series of Met Investors Series Trust, will (i) acquire all of the assets of Convertible Securities Portfolio, a series of the Trust; and (ii) assume all of the liabilities of the Trust's Convertible Securities Portfolio.

          FOR [     ]   AGAINST [     ]   ABSTAIN [     ]

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                            Dated:                       , 2006
                                                  -----------------------

                                            ------------------------------------
                                            Name of Insurance Company

                                            ------------------------------------
                                            Name and Title of Authorized Officer


                                            ------------------------------------
                                            Signature of Authorized Officer

CONVERTIBLE SECURITIES PORTFOLIO
Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:
________ Insurance Company
Separate Account ____

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             2 EASY WAYS TO VOTE                    THE TRAVELERS SERIES TRUST
                                                CONVERTIBLE SECURITIES PORTFOLIO
1.  RETURN THIS VOTING INSTRUCTION FORM              ONE CITYPLACE, HARTFORD,
    USING THE ENCLOSED POSTAGE-PAID                       CONNECTICUT 06103
    ENVELOPE.

2.  VOTE BY INTERNET - SEE INSTRUCTIONS         VOTING INSTRUCTION FORM FOR THE
    IN PROSPECTUS/PROXY STATEMENT.              SPECIAL MEETING OF SHAREHOLDERS
                                                   APRIL 12, 2006, 10:00 A.M.

*** CONTROL NUMBER: ***

CONVERTIBLE SECURITIES PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the Convertible Securities Portfolio (the "Portfolio"), a series of The Travelers Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, at 10:00 a.m. Eastern time on April 12, 2006 and at any adjournments thereof.

THE COMPANY AND THE BOARD OF TRUSTEES OF THE TRUST SOLICIT YOUR VOTING INSTRUCTIONS and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, THE COMPANY WILL VOTE FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

                                               Date                 , 2006
                                                    ----------------

                                                     PLEASE SIGN IN BOX BELOW

                                               ---------------------------------


                                               ---------------------------------
                                               Signature - Please sign exactly
                                               as your name appears at left.
                                               Joint owners each should sign.
                                               When signing as attorney,
                                               executor, administrator, trustee
                                               or guardian, please give full
                                               title as such. If a corporation,
                                               please sign in full corporate
                                               name by president or authorized
                                               officer. If a partnership, please
                                               sign in partnership name by
                                               authorized person.

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           Please fold and detach card at perforation before mailing.

The Board of Trustees of the Trust has proposed the matter described below.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                           FOR    AGAINST   ABSTAIN

To approve the Agreement and Plan of
Reorganization with respect to the
acquisition of Convertible Securities
Portfolio, a series of the Trust, by
Lord Abbett Bond Debenture Portfolio, a
series of Met Investors Series Trust      [   ]    [   ]     [   ]